Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environmental Liabilities (Schedule of Future Minimum Rental Payments for Operating Leases) (Details)
$ in Millions
Dec. 31, 2015 USD ($)
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
2016	$ 121
2017	114
2018	103
2019	96
2020	97
Thereafter	602
Total Future Rent Payments	1,133
Future Rental Income	(34)
Net Future Rental Payments	$ 1,099